UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2008

MONARCH FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-52032	20-4985388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 Executive Boulevard Chesapeake, Virginia		23320
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (757) 389-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On July 3, 2008, Monarch Financial Holdings, Inc. (the “Company”) issued a press release announcing the unregistered sale of shares (the “Shares”) of its common stock, par value $5.00 per share (the “Offering”), to certain accredited investors (the “Investors”). In connection with the Offering, the Company entered into a Subscription Agreement with each Investor (the “Subscription Agreement”).

The Company also entered into a Registration Rights Agreement with each of the Investors (the “Registration Rights Agreement”), pursuant to which the Company agreed to, among other things, use its reasonable best efforts to (i) prepare and file with the Securities and Exchange Commission, on or before September 1, 2008, a “shelf” registration statement on Form S-3 (or, if not available, such other form as is then available to effect the registration of the Shares) registering the Shares for resale and (ii) cause such registration statement to be declared effective by the Securities and Exchange Commission as soon as practicable after filing, but in no event later than December 1, 2008.

The Offering was made in reliance on the exemption from registration provided in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. Each of the Investors represented to the Company that it is an accredited investor, as defined by Rule 501 promulgated under the Securities Act, and certificates representing the Shares issued in connection with the Offering will contain appropriate legends to reflect the restrictions on transfer imposed by the Securities Act.

The foregoing description does not purport to be a complete description of the terms of the Subscription Agreement or the Registration Rights Agreement. Such description is qualified in its entirety by the full text of the Subscription Agreement and the Registration Rights Agreement, copies of which were previously filed as Exhibits 99.1 and 4.1, respectively, to the Company’s Current Report on Form 8-K filed on June 10, 2008, which are incorporated by reference herein.

A copy of the Company’s press release announcing the above transaction is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH FINANCIAL HOLDINGS, INC.

Date: July 3, 2008	By:	/s/ Brad E. Schwartz
Brad E. Schwartz
Executive Vice President, Chief Financial & Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 3, 2008